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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): JANUARY 12, 1999

                               CDSI HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

         0-22563                                        95-4463937
(Commission File Number)                   (I.R.S. Employer Identification No.)



100 S.E. SECOND STREET, MIAMI, FLORIDA                                33131
(Address of principal executive offices)                            (Zip Code)

                                 (305) 579-8000
              (Registrant's telephone number, including area code)

                                   PC411, INC.
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         Effective January 12, 1999, PC411, Inc. changed its corporate name to CDSI Holdings Inc. after the holders of a majority of its outstanding shares of Common Stock approved the change at the annual meeting of stockholders.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS.

         (c) The following Exhibits are provided in accordance with the provisions of Item 601 of Regulation S-K and are filed herewith unless otherwise noted.

                                  EXHIBIT INDEX

3.1 Certificate of Amendment to the Restated Certificate of Incorporation of the Company.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CDSI HOLDINGS INC.

                                   By: /s/ J. Bryant Kirkland III
                                       ----------------------------------------
                                       J. Bryant Kirkland III
                                       Vice President, Chief Financial Officer,
                                       Secretary and Treasurer


Date:  January 13, 1999